           AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 31, 1998
                                                      REGISTRATION NO. 333-30661

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                          CREDIT ACCEPTANCE CORPORATION
             (Exact name of Registrant as specified in its charter)


          MICHIGAN                                  38-1999511
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or  organization)                  Identification No.)


                     25505 WEST TWELVE MILE ROAD, SUITE 3000
                           SOUTHFIELD, MICHIGAN 48034
                                 (810) 353-2700
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

                                BRETT A. ROBERTS
                          CREDIT ACCEPTANCE CORPORATION
                     25505 WEST TWELVE MILE ROAD, SUITE 3000
                           SOUTHFIELD, MICHIGAN 48034
                                 (248) 353-2700
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                    copy to:

             Mark A. Metz, Esq.                       Scott N. Gierke, Esq.
           Dykema Gossett PLLC                     McDermott, Will & Emery
          400 Renaissance Center                     227 Monroe Street
             Detroit, MI 48243                      Chicago, IL 60606-5096
              (313) 568-5434                           (312) 984-7521

                                EXPLANATORY NOTE

             Credit Acceptance Corporation (the "Registrant") has filed Registration Statement No. 333-30661 covering $300,000,000 aggregate principal amount of its debt securities (the "Debt Securities"). Registrant desires to discontinue the registration of the Debt Securities covered by Registration Statement No. 333-30661 and is filing this Post-Effective Amendment to deregister the Debt Securities.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post Effective Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southfield, State of Michigan on the 29th day of July, 1998.

                                         CREDIT ACCEPTANCE CORPORATION


                                         By:   /s/ Donald A. Foss
                                             ----------------------------
                                         Donald A. Foss, Chairman and
                                          Chief Executive Officer



             Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of July, 1998.


                 SIGNATURE
                 ---------


  /s/ Donald A. Foss
  ---------------------------------------------
      Donald A. Foss
  Chairman, President, Chief Executive Officer and Director
         (Principal Executive Officer)



                    *
---------------------------------------------
              Brett A. Roberts
     Executive Vice President and
          Chief Financial Officer
      (Principal Financial Officer)


                    *
---------------------------------------------
              John P. Cavanaugh
                 Controller
        (Principal Accounting Officer)


                    *
---------------------------------------------
               Harry E. Craig
                 Director

                    *
---------------------------------------------
            Thomas A. FitzSimmons
                 Director


                    *
---------------------------------------------
              David T. Harrison
                 Director


                    *
---------------------------------------------
               Sam M. LaFata
                 Director


* By: /s/ Douglas W. Busk
      ---------------------------------------
      Douglas W. Busk, Attorney-in-Fact